SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 6, 2013

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 6, 2013, Met-Pro Corporation ("Met-Pro", the "Registrant" or the "Company") reported its results of operations for the first quarter ended April 30, 2013.  A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

In addition, the Company held a teleconference call on June 6, 2013 during which members of management discussed the Company's financial performance for the first quarter ended April 30, 2013 and other matters relating to its business.  A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 8.01 Other Events

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01

Item 9.01.	Financial Statements and Exhibits.

A copy of the press release dated June 6, 2013, reporting the results of operations for the first quarter ended April 30, 2013, is furnished herewith as Exhibit 99.1.

In addition, a copy of the transcript from the Company's teleconference held on June 6, 2013, to discuss its results of operations for the first quarter ended April 30, 2013, is furnished herewith as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this communication, and other materials filed or to be filed with the United States Securities and Exchange Commission ("SEC") (as well as information included in oral or other written statements made or to be made by Met-Pro Corporation), contain statements that are forward-looking. Such statements may relate to plans for future expansion, business development activities, capital spending, financing, the effects of regulation and competition, or anticipated sales or earnings results. Such information involves risks and uncertainties that could significantly affect results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to, the risk and uncertainties as to whether the merger agreement signed with CECO Environmental Corp. ("CECO") will be completed, and the likely adverse impact upon the Company's stock price if the merger agreement is not completed; the ability of CECO to successfully integrate the operations of the Company and to realize the synergies from the acquisition; the results of CECO's operations pending the completion of the merger transaction between it and the Company, including its ability to integrate acquisitions that it recently completed; the various risks that are identified in CECO's registration statement on Form S-4 filed with the SEC on May 23, 2013 and any amendments thereto that are thereafter filed, all of which are incorporated herein by reference; the cancellation or delay of purchase orders and shipments, product development activities, goodwill impairment, computer systems implementation, dependence on existing management, the continuation of effective cost and quality control measures, retention of customers, global economic and market conditions, and changes in federal or state laws. You should carefully consider the factors discussed in Part I, "Item 1A Risk Factors" in our Annual Report on Form 10-K for the year ended January 31, 2013 as well as Part II, "Item 1A Risk Factors" in our Quarterly Report for the quarter ended April 30, 2013 as filed with the SEC and the registration statement on Form S-4 filed by CECO on May 23, 2013 and any amendments thereto.

Important Information for Investors and Stockholders
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  This communication is not a substitute for the prospectus/proxy statement filed with the SEC by CECO on May 23, 2013.  Investors in Met-Pro or CECO are urged to read the prospectus/proxy statement, which contains important information, including detailed risk factors. The prospectus/proxy statement and other documents filed by Met-Pro and CECO with the SEC are available free of charge at the SEC's website, www.sec.gov, or by directing a request to Met-Pro Corporation, P.O. Box 144, Harleysville, Pennsylvania 19438, Attention: Investor Relations; or to CECO Environmental Corp., 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations. A final prospectus/proxy statement will be mailed to shareholders of Met-Pro and CECO's stockholders.
Proxy Solicitation
Met-Pro and CECO, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Met-Pro is set forth in its proxy statement for its 2013 annual meeting of shareholders and Met-Pro's Form 10-K for the year ended January 31, 2013. Information about the directors and executive officers of CECO is set forth in the proxy statement for its 2013 annual meeting of shareholders and CECO's 10-K for the year ended December 31, 2012. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions filed by CECO in the Form S-4 filed on May 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 6, 2013	MET-PRO CORPORATION

By: /s/ Neal E. Murphy
Neal E. Murphy
Vice President - Finance and Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

Exhibit Index

Exhibit	Description
99.1	Press release issued by Met-Pro Corporation to report its results of operations for the first quarter ended April 30, 2013.

99.2	Transcript of conference call held June 6, 2013 to discuss results of operations for the first quarter ended April 30, 2013.